Exhibit 10.18

CLIFFORD CHANCE 高 偉 紳 律 師 行

EXECUTION VERSION

FWD GROUP LIMITED

AND

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

SUPPLEMENTAL AGENCY AGREEMENT

RELATING TO THE U.S.$250,000,000 ZERO COUPON

SUBORDINATED PERPETUAL CAPITAL SECURITIES

TO BE CONSOLIDATED AND FORM A SINGLE

SERIES WITH THE

U.S.$500,000,000 ZERO COUPON SUBORDINATED

PERPETUAL CAPITAL SECURITIES

ISSUED ON 15 JUNE 2017

THIS SUPPLEMENTAL FISCAL AGENCY AGREEMENT is made on 6 July 2017

BETWEEN

(1)	FWD GROUP LIMITED, an exempted company incorporated under the laws of the Cayman Islands (the "Issuer") with company number 274405;

(2)	THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as registrar, fiscal agent, transfer agent and calculation agent (the "Registrar", the "Fiscal Agent", the "Transfer Agent" and the "Calculation Agent", respectively); and

(3)	THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as paying agent (together with the Fiscal Agent, the "Paying Agents").

WHEREAS

(A)	The Issuer has authorised the creation and issue of U.S.$250,000,000 in aggregate principal amount of zero coupon subordinated perpetual capital securities (the "New Securities") to be consolidated and form a single series with the U.S.$500,000,000 in aggregate principal amount of zero coupon subordinated perpetual capital securities (the "Existing Securities" and, together with the New Securities, the "Securities").

(B)	The Existing Securities are constituted by a deed of covenant dated 15 June 2017 (as amended or supplemented from time to time, the "Original Deed of Covenant") entered into by the Issuer. The New Securities will be constituted by a new deed of covenant dated 6 July 2017 (the "New Deed of Covenant" and, together with the Original Deed of Covenant, the "Deed of Covenant").

(C)	The Securities will be in registered form and in the denomination of U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof. The Existing Securities are represented by a global certificate (the "Original Global Certificate"), which are exchangeable for individual certificates ("Original Individual Certificates" and, together with the Original Global Certificate, "Original Certificates") in the circumstances specified therein. Upon consolidation of the Existing Securities and the New Securities on the New Issue Date (as defined herein), the New Securities will be represented by a new global certificate as set out to Schedule 1 to this Supplemental Agency Agreement (as defined below) (the "New Global Certificate"), which will be exchangeable for individual certificates (the "New Individual Certificates" and, together with the New Global Certificate, the "New Certificates"), subject to the provisions of this Supplemental Agency Agreement (as defined herein).

(D)	The Issuer, the Registrar, the Paying Agents and the Transfer Agent entered into a fiscal agency agreement dated 15 June 2017 (the "Original Agency Agreement"). This supplemental agency agreement (the "Supplemental Agency Agreement", and together with the Original Agency Agreement, the "Agency Agreement") is supplemental to the Original Agency Agreement.

IT IS AGREED as follows:

1.            INTERPRETATION

1.1	Definitions

In this Supplemental Agency Agreement, the following expressions have the following meanings:

"Conditions" means the Terms and Conditions of the Securities (as scheduled to schedule 3 of the Original Agency Agreement (modified only to reflect the aggregate principal amount of the Securities) and as modified from time to time in accordance with their terms), and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof; and

"New Issue Date" means 6 July 2017.

1.2	Clauses and Schedules

Any reference in this Supplemental Agency Agreement to a Clause or a sub-clause or a Schedule is, unless otherwise stated, to a clause or sub-clause hereof or a schedule hereto.

1.3	Interpretation of Original Agency Agreement

All words and expressions defined in the Original Agency Agreement shall, unless the context otherwise requires, have the same meanings in this Supplemental Agency Agreement.

Except to the extent that this Supplemental Agency Agreement provides otherwise or where the context otherwise requires, all the provisions of the Original Agency Agreement other than clause 2 (Appointment of the Agents) and clause 3 (The Securities; Authentication) of the Original Agency Agreement shall apply mutatis mutandis to the New Securities and shall be binding upon the Securityholders as if such provisions were set out in this Supplemental Agency Agreement and as if references therein to:

(a)	"Securities" shall be to the Existing Securities and the New Securities as evidenced by the Original Global Certificate and the New Global Certificate, respectively, to be read as a whole;

(b)	"Global Certificate" shall be to the Original Global Certificate in relation to the Existing Securities and the New Global Certificate in relation to the New Securities, to be read as a whole;

(c)	"Individual Certificates" shall be to the Original Individual Certificates in relation to the Existing Securities and the New Individual Certificates in relation to the New Securities, to be read as a whole; and

(d)	"Certificates" shall be to the Original Certificates in relation to the Existing Securities and the New Certificates in relation to the New Securities, to be read as a whole.

1.4	Terms defined in the Conditions

Terms and expressions used but not defined herein have the respective meanings given to them in the Conditions.

1.5	Statutes

Any reference in this Supplemental Agency Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such statute, provision, statutory instrument, order or regulation as the same may have been, or may from time to time be, amended or re-enacted .

1.6	Headings

Headings and sub-headings are for ease of reference only and shall not affect the construction of this Supplemental Agency Agreement.

2.	INCORPORATION OF ORIGINAL AGENCY AGREEMENT

This Supplemental Agency Agreement shall be read as one with the Original Agency Agreement so that all references therein to "this Agreement" shall be deemed to refer to the Original Agency Agreement as modified and supplemented by this Supplemental Agency Agreement.

3.	APPOINTMENT OF THE AGENTS

3.1	Appointment

The Issuer appoints each Agent solely as its agent in relation to the Securities for the purposes specified in the Agency Agreement and in the Conditions.

3.2	Acceptance of appointment

Each Agent accepts its appointment as agent of the Issuer in relation to the Securities and agrees to comply with the provisions of the Agency Agreement.

3.3	Obligations several

The obligations of the Agents under the Agency Agreement are several and not joint.

4.            THE SECURITIES; AUTHENTICATION

4.1	New Global Certificate

The New Global Certificate shall:

4.1.1	be in substantially the form set out in Schedule 1 (Form of New Global Certificate);

4.1.2	be executed manually or in facsimile by or on behalf of the Issuer and authenticated manually by or on behalf of the Registrar.

4.2	New Individual Certificates

Each New Individual Certificate shall:

4.2.1	be in substantially the form set out in Schedule 2 (Form of New Individual Certificate);

4.2.2	have a unique certificate number printed thereon;

4.2.3	be executed manually or in facsimile by or on behalf of the Issuer and authenticated manually by or on behalf of the Registrar; and

4.2.4	otherwise be in accordance with the format from time to time specified by the International Capital Market Association or any successor body thereto.

4.3	Signatures

Any signature on a New Certificate shall be that of a person who is at the time of the creation and issue of the Securities an authorised signatory for such purpose of the Issuer notwithstanding that such person has for any reason (including death) ceased to be such an authorised signatory at the time at which such New Certificate is delivered.

4.4	The New Global Certificate to be deposited with nominee for common depositary

The New Global Certificate shall be deposited with a common depositary. The New Global Certificate shall be registered in the name of, a nominee for, and deposited with a common depositary for the Clearing Systems.

4.5	Availability of New Individual Certificates

If the Issuer is required to deliver New Individual Certificates pursuant to the terms of the New Global Certificate, the Issuer shall promptly arrange for a stock of New Individual Certificates (unauthenticated and with the names of the registered Holders left blank but executed on behalf of the Issuer and otherwise complete) to be made available to the Registrar. The Issuer shall also arrange for such New Global Certificates and New Individual Certificates as are required to enable the Registrar to perform its obligations under clause 4 (Exchanges of New Global Certificates for New Individual Certificates), clause 5 (Transfers of Securities) and clause 6 (Replacement New Certificates) of the Original Agency Agreement, as supplemented by this Supplemental Agency Agreement, to be made available to or to the order of the Registrar from time to time.

4.6	Authority to authenticate

The Registrar is authorised by the Issuer to authenticate the New Global Certificate and the New Individual Certificates by the signature of any of its officers or any other person duly authorised for the purpose by the Registrar.

4.7	Duties of the Registrar

The Registrar shall hold in safe keeping all unauthenticated New Global Certificates and New Individual Certificates delivered to it in accordance with Clause 4.5 (Availability of New Individual Certificates) and shall ensure that they are authenticated and delivered only in accordance with the terms hereof, of the New Global Certificate (if applicable) and of the Conditions.

5.            LAW AND JURISDICTION

5.1	Governing law

This Supplemental Agency Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

5.2	English courts

The courts of England have exclusive jurisdiction to settle any dispute (a "Dispute"), arising out of or in connection with this Supplemental Agency Agreement (including a dispute relating to the existence, validity or termination of this Supplemental Agency Agreement or any non-contractual obligation arising out of or in connection with this Supplemental Agency Agreement ) or the consequences of its nullity.

5.3	Appropriate forum

The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

5.4	Rights of the Agents to take proceedings outside England

Clause 5.2 (English courts) is for the benefit of the Agents only. As a result, nothing in this Clause 5 (Law and jurisdiction) prevents the Agents from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction. To the extent allowed by law, the Agents may take concurrent Proceedings in any number of jurisdictions.

5.5	Service of process

The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Law Debenture Corporate Services Limited at Fifth Floor, 100 Wood Street, London EC2V 7EX, United Kingdom, or to such other person with an address in England or Wales and/or at such other address in England or Wales as the Issuer may specify by notice in writing to the Agents. Nothing in this paragraph shall affect the right of any Agent to serve process in any other manner permitted by law. This clause applies to Proceedings in England and to Proceedings elsewhere.

6.	RIGHTS OF THIRD PARTIES

A person who is not a party to this Supplemental Agency Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Supplemental Agency Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

7.	MODIFICATION

This Supplemental Agency Agreement may be amended by further agreement among the parties hereto and without the consent of the Holders.

8.	COUNTERPARTS

This Supplemental Agency Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Supplemental Agency Agreement by signing any such counterpart.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SCHEDULE 1

FORM OF NEW GLOBAL CERTIFICATE

THE NOTES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE NOTES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THE NOTES REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

ISIN: XS1628340538

FWD GROUP LIMITED

(incorporated with limited liability under
the laws of the Cayman Islands)

U.S.$250,000,000

Zero Coupon Subordinated Perpetual Capital Securities

GLOBAL CERTIFICATE

1.	Introduction: This Global Certificate is issued in respect of the U.S.$250,000,000 zero coupon subordinated perpetual capital securities issued on 6 July 2017 (the "New Securities") to be consolidated and form a single series with the U.S.$500,000,000 zero coupon subordinated perpetual capital securities issued on 15 June 2017 (the "Existing Securities" and, together with the New Securities, the "Securities") of FWD Group Limited (the "Issuer"). The Existing Securities are constituted by a deed of covenant dated 15 June 2017 (as amended or supplemented from time to time, the "Original Deed of Covenant") entered into by the Issuer and the New Securities are constituted by a deed of covenant dated 6 July 2017 (as amended or supplemented from time to time, the "New Deed of Covenant" and, together with the Original Deed of Covenant, the "Deed of Covenant") entered into by the Issuer and are each the subject of an agency agreement dated 15 June 2017 (the "Original Agency Agreement") as supplemented by the supplemental fiscal agency agreement dated 6 July 2017 (the "Supplemental Agency Agreement" and, together with the Original Agency Agreement and as amended or supplemented from time to time, the "Agency Agreement") made between the Issuer, The Hongkong and Shanghai Banking Corporation Limited as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Securities), The Hongkong and Shanghai Banking Corporation Limited as fiscal agent and the other paying agents and the transfer agent named therein.

2.	References to Conditions: Any reference herein to the "Conditions" is to the terms and conditions of the New Securities attached hereto and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.

3.	Registered holder:

This is to certify that:

HSBC NOMINEES (HONG KONG) LIMITED

is the person registered in the register maintained by the Registrar in relation to the New Securities (the "Register") as the duly registered holder (the "Holder") of

U.S.$250,000,000

(TWO HUNDRED AND FIFTY MILLION UNITED STATES DOLLARS)

in aggregate principal amount of New Securities or such other principal amount as may from time to time be entered in the Register in accordance with the Agency Agreement and this Global Certificate.

4.	Promise to pay: The Issuer, for value received, hereby promises to pay Distribution (including any Arrears of Distribution and any Additional Distribution Amount) on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions and to pay such principal amount in the circumstances set out in Condition 5(b) (Redemption – Redemption for tax reasons), Condition 5(c) (Redemption – Redemption for accounting reasons), Condition 5(d) (Redemption – Redemption at the option of the Issuer), Condition 5(e) (Redemption – Redemption upon a Change of Control), Condition 5(f) (Redemption – Redemption upon an initial public offering) and Condition 5(g) (Redemption – Redemption for minimum outstanding amount).

5.	Exchange for Individual Certificates: This Global Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates ("Individual Certificates") in substantially the form (subject to completion) set out in Schedule 2 (Form of New Individual Certificate) to the Supplemental Agency Agreement if any of the following events occurs:

(a)	Euroclear Bank SA/NV ("Euroclear") or Clearstream Banking S.A. ("Clearstream, Luxembourg") is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or

(b)	upon a Winding-Up of the Issuer,

such exchange shall be effected in accordance with paragraph 7 (Delivery of Individual Certificates) below. The Issuer shall notify the Holder of the occurrence of any of the events specified in (a) and (b) as soon as practicable thereafter.

6.	Failure to deliver Individual Certificates or to pay: If

Individual Certificates have not been issued and delivered by 5:00 p.m. (London time) on the thirtieth day after the date on which the same are due to be issued and delivered in accordance with paragraph 7 (Delivery of Individual Certificates) below, then, at 5:00 p.m. (London time) on such thirtieth day (the "Determination Date") the Accountholder shall acquire Direct Rights in accordance with the Deed of Covenant, without prejudice to the rights which the Holder may have hereunder and under the Deed of Covenant.

Terms defined in the Deed of Covenant shall have the same meanings when used in this paragraph 6.

7.	Delivery of Individual Certificates: Whenever this Global Certificate is to be exchanged for Individual Certificates, such Individual Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Certificate at the Specified Office (as defined in the Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Agency Agreement and the regulations concerning the transfer and registration of New Securities scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.	Payment Conditions:

(a)	Payment Business Day: In relation to payments made in respect of this Global Certificate, so long as this Global Certificate is held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system, the definition for "business day" in Condition 6(d) (Payments on business days) shall be amended and shall be any day which is a day on which banks are open for general business (including dealings in foreign currencies) in New York City and Hong Kong.

(b)	Payment Record Date: Each payment made in respect of this Global Certificate will be made to the person shown as the Holder in the Register at the close of business (in the relevant clearing system) on the Clearing System Business Day before the due date for such payment (the "Record Date") where "Clearing System Business Day" means a day on which each clearing system for which this Global Certificate is being held is open for business.

9.	Conditions apply: Save as otherwise provided herein, the Holder of this Global Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Global Certificate, any reference in the Conditions to "Certificate" or "Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Certificate.

10.	Notices: Notwithstanding Condition 14 (Notices), so long as this Global Certificate is held on behalf of Euroclear, Clearstream, Luxembourg or any other clearing system (an "Alternative Clearing System"), notices to Holders of New Securities represented by this Global Certificate may be given by delivery of the relevant notice to Euroclear, Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

11.	Determination of entitlement: This Global Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Global Certificate.

12.	Authentication: This Global Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Hongkong and Shanghai Banking Corporation Limited as registrar.

13.	Governing law: This Global Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

AS WITNESS the manual or facsimile signature of a duly authorised person for and on behalf of the Issuer.

FWD GROUP LIMITED

By:
[manual or facsimile signature]
(duly authorised)

ISSUED on the issue date

AUTHENTICATED for and on behalf of
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
as registrar without recourse, warranty or liability

By:
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED _________________________, being the registered holder of this          Global          Certificate,          hereby          transfers to_______________________________________________________________________________________________________________________ of_______________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________, U.S. dollars ____________________________ in principal amount of the U.S.$250,000,000 zero coupon subordinated perpetual capital securities (the "New Securities") to be consolidated and form a single series with the U.S.$500,000,000 zero coupon subordinated perpetual capital securities issued on 15 June 2017 of FWD Group Limited (the "Issuer") and irrevocably requests and authorises The Hongkong and Shanghai Banking Corporation Limited, in its capacity as registrar in relation to the New Securities (or any successor to The Hongkong and Shanghai Banking Corporation Limited, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:
(duly authorised)

Securities

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Certificate.

(a)	A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b)	The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)	Any transfer of New Securities shall be in an amount equal to U.S.$200,000 or an integral multiple of U.S.$1,000 in excess thereof.

[Attached to the Global Certificate:]

[Terms and Conditions as set out in the [          ] Schedule]

[At the foot of the Terms and Conditions:]

FISCAL AGENT, PAYING AND TRANSFER AGENT AND REGISTRAR

The Hongkong and Shanghai Banking Corporation Limited

30th Floor, HSBC Building

1 Queen’s Road Central

Hong Kong

SCHEDULE 2

FORM OF NEW INDIVIDUAL CERTIFICATE

[THE NOTES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE NOTES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THE NOTES REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.]

Serial Number:

FWD GROUP LIMITED

(incorporated with limited liability under
the laws of the Cayman Islands)

U.S.$250,000,000

Zero Coupon Subordinated Perpetual Capital Securities

This Certificate is issued in respect of the U.S.$250,000,000 zero coupon subordinated perpetual capital securities issued on 6 July 2017 (the "New Securities") which have been consolidated and form a single series with the U.S.$500,000,000 zero coupon subordinated perpetual capital securities issued on 15 June 2017 (the "Existing Securities" and, together with the New Securities, the "Securities") of FWD Group Limited (the "Issuer"). The Existing Securities are constituted by a deed of covenant dated 15 June 2017 and the New Securities are constituted by a deed of covenant dated 6 July 2017 and are each the subject of an agency agreement dated 15 June 2017 as supplemented by a supplemental fiscal agency agreement dated 6 July 2017 (together and, as amended or supplemented from time to time, the "Agency Agreement") made between the Issuer, The Hongkong and Shanghai Banking Corporation Limited as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Securities), The Hongkong and Shanghai Banking Corporation Limited as fiscal agent and the other paying agents and the transfer agent named therein.

Any reference herein to the "Conditions" is to the terms and conditions of the New Securities endorsed hereon and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.

This is to certify that:

of

is the person registered in the register maintained by the Registrar in relation to the New Securities (the "Register") as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "Holder") of:

U.S.$[•]

(U.S.$._________________________________________________ UNITED STATES DOLLARS )

in aggregate principal amount of the New Securities.

The Issuer, for value received, hereby promises to pay Distribution (including any Arrears of Distribution and any Additional Distribution Amount) on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions and to pay such principal amount in the circumstances set out in Condition 5(b) (Redemption – Redemption for tax reasons), Condition 5(c) (Redemption – Redemption for accounting reasons), Condition 5(d) (Redemption – Redemption at the option of the Issuer), Condition 5(e) (Redemption – Redemption upon a Change of Control), Condition 5(f) (Redemption – Redemption upon initial public offering) and Condition 5(g) (Redemption – Redemption for minimum outstanding amount).

This Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Certificate.

This Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Hongkong and Shanghai Banking Corporation Limited as registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person for and on behalf of the Issuer.

FWD GROUP LIMITED

By:
[manual or facsimile signature]
(duly authorised)

ISSUED as of [issue date]

AUTHENTICATED for and on behalf of

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as registrar without recourse, warranty or liability

By:
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ____________________________, being the registered holder of this               Certificate,               hereby                transfers to_______________________________________________________________________________________________________________________ of_______________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________ U.S. dollars _________________________ in principal amount of the U.S.$250,000,000 zero coupon subordinated perpetual capital New Securities (the "New Securities") to be consolidated and form a single series with the U.S.$500,000,000 zero coupon subordinated perpetual capital securities issued on 15 June 2017 of FWD Group Limited (the "Issuer") and irrevocably requests and authorises The Hongkong and Shanghai Banking Corporation Limited, in its capacity as registrar in relation to the New Securities (or any successor to The Hongkong and Shanghai Banking Corporation Limited, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:
(duly authorised)

Securities

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Certificate.

(a)	A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b)	The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)	Any transfer of New Securities shall be in an amount equal to U.S.$200,000 or any integral multiple of U.S.$1,000 in excess thereof.

[Attached to each Certificate:]

[Terms and Conditions as set out in the [          ] Schedule]

[At the foot of the Terms and Conditions:]

FISCAL AGENT, PAYING AND TRANSFER AGENT AND REGISTRAR

The Hongkong and Shanghai Banking Corporation Limited

30th Floor, HSBC Building

1 Queen’s Road Central

Hong Kong

SIGNATURES

The Issuer

For and on behalf of

FWD GROUP LIMITED

By:                      [***]

Signature pages - Fiscal Agency Agreement (Tap)

The Registrar, the Fiscal Agent, the Transfer Agent, the Calculation Agent and the Paying Agent

For and on behalf of

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

By:                      [***]

[***]